UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2007

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2007, the Board of Directors of Pioneer Drilling Company appointed Ms. Joyce M. Schuldt as Executive Vice President, Chief Financial Officer and Secretary of Pioneer Drilling, effective as of July 18, 2007. As such, Ms. Schuldt will be Pioneer Drilling’s principal financial officer. Ms. Schuldt, age 42, was most recently Senior Vice President, Chief Financial Officer and Secretary of Maverick Tube Corporation, a leading manufacturer of tubular products for the energy industry and industrial applications, until Maverick Tube’s acquisition by Tenaris, S.A. in October 2006. From February 2002 until joining Maverick Tube in March 2003, Ms. Schuldt was Vice President – International Acquisitions and Operations and International Controller for CSI Leasing, Inc., an equipment financier with operations throughout North America, Central and South America and Europe. Before joining CSI Leasing, Ms. Schuldt was employed by Ernst & Young for 12 years. She is a certified public accountant and an attorney.

In connection with the appointment of Ms. Schuldt, effective as of July 18, 2007, the Compensation Committee of the Board of Directors of Pioneer Drilling approved terms of employment for Ms. Schuldt and granted options to purchase up to 125,000 shares of common stock of Pioneer Drilling at a price equal to the closing sales price of the common stock on the American Stock Exchange on July 18, 2007. The terms of employment are included as an exhibit to this current report on Form 8-K and are hereby incorporated by reference into this Item 5.02.

Mr. William D. Hibbetts, who has previously served as Senior Vice President, Chief Financial Officer and Secretary of Pioneer Drilling, will remain with Pioneer Drilling and will continue to serve in a senior financial position within the company. A letter agreement with Mr. Hibbetts relating to his reassignment is included as an exhibit to this current report on Form 8-K and is hereby incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Letter dated as of July 17, 2007 from Pioneer Drilling Company to Joyce M. Schuldt setting forth terms of employment.

10.2	Letter dated as of July 17, 2007 from William D. Hibbets to Pioneer Drilling Company relating to reassignment.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

By:	/s/ Wm. Stacy Locke
Wm. Stacy Locke
President and Chief Executive Officer

Date: July 18, 2007

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EXHIBIT INDEX

No.	Description
10.1	Letter dated as of July 17, 2007 from Pioneer Drilling Company to Joyce M. Schuldt setting forth terms of employment.

10.2	Letter dated as of July 17, 2007 from William D. Hibbets to Pioneer Drilling Company relating to reassignment.

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